SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), made and entered into effective as of this 28th day of April, 2004 by DynaSig Corporation, an Arizona corporation ("Borrower"), in favor of Milestone Equity Partners Phoenix, LLC, a Delaware limited liability company ("Secured Party").

                                    RECITALS
     A. Borrower has agreed to pay Secured Party the sum of $55,000.00 evidenced by that certain Promissory Note (Convertible) of even date (the "Note") executed by Borrower in favor of Secured Party.

     B. This Agreement is a security agreement and Secured Party would not make accept the Note unless Borrower executes and delivers this Agreement in favor of Secured Party.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants, representations, warranties and promises set forth herein, the parties agree as follows:

                                    ARTICLE 1
                           GRANT OF SECURITY INTEREST

     1.1 For the purposes of securing the Obligations, as defined below, Borrower hereby grants to Secured Party, pursuant to the Uniform Commercial Code in effect in the State of Arizona at that time (the "UCC"), a security interest in all of Borrower's right, title and interest in and to the collateral described in Exhibit A attached hereto (collectively, the "Collateral").

     1.2 This Agreement and the rights hereby granted shall secure the payment and performance of all of Borrower's obligations, liabilities, covenants and duties owing to Secured Party under the Note and this Agreement (collectively, the "Obligations").

     1.3 Notwithstanding anything contained in this Agreement, (a) Borrower shall remain liable under any contracts and agreements included in the Collateral to perform all of its duties and obligations under the contract or agreement to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights under this Agreement shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Borrower under the contracts or agreements or to take any action to collect or enforce any claim for payment in which a security interest is granted under this Agreement.

                                    ARTICLE 2
                      WARRANTIES, COVENANTS AND AGREEMENTS

     Borrower hereby warrants, covenants and agrees that:

     2.1 Borrower has authority to enter into this Agreement, and any person signing this Agreement on Borrower's behalf has been duly authorized to sign on Borrower's behalf.

     2.2 The Collateral covered by this Agreement is used or purchased for use for business purposes.

     2.3 Borrower shall not, without obtaining the prior written consent of Secured Party, sell, contract to sell, lease, encumber or dispose of the Collateral or any part thereof other than in the ordinary course of Borrower's business.

     2.4 Borrower shall maintain with financially sound and reputable companies, insurance policies (a) insuring the Collateral consisting of insurable personal property of Borrower against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to Secured Party, and (b) insuring Borrower against liability for personal injury and property damage relating to such insurable property, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to Secured Party, with losses payable to Secured Party. All such insurance shall name Secured Party as an insured party and shall be reasonably satisfactory in all other respects to Secured Party. Borrower shall deliver to Secured Party a report of a reputable insurance broker with respect to such insurance as Secured Party may from time to time reasonably request.

     2.5 Upon reasonable prior telephonic or written notice to Borrower and at reasonable times, Secured Party or its representatives may inspect the Collateral and may enter upon any and all premises where the same is kept or located.

     2.6 Secured Party at all times shall have a perfected security interest in the Collateral that shall be superior to any other interest therein and Borrower will do all acts and things, and will execute and file all instruments (including, without limitation, any and all security agreements, financing statements, and continuation statements) required by Secured Party to establish, maintain and continue the perfected security interest of Secured Party in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the cost of any searches reasonably deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the security interest of Secured Party granted by this Agreement. Borrower hereby irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments that (a) indicate that Secured Party has a perfected security interest in the Collateral and (b) contain any other information required by of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment.

     2.7 Borrower shall pay when due all taxes, assessments, charges, liens or encumbrances now or hereafter a lien on or otherwise affecting the Collateral.

     2.8 Borrower shall promptly notify Secured Party of any seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claim or proceedings that might in any way affect or impair any of Secured Party's rights under this Agreement.

     2.9 Borrower shall promptly notify Secured Party in writing of any change in its place of business or the change of any trade name or fictitious business name and, upon request of Secured Party, shall execute any additional financing statements or other certificates necessary to reflect the adoption or change in trade names or fictitious business names. In connection therewith, Borrower represents and warrants to Secured Party that Borrower owns and holds, or upon acquisition will own and hold, all Collateral in the name set forth in the first paragraph of this Agreement and does not do business under any trade name or fictitious business names other than the name set forth in this Agreement.

     2.10 If Borrower fails to perform any agreement or obligation in this Agreement, Secured Party may, at its option, and without any obligation to do so, perform, or cause the performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Borrower to Secured Party upon demand by Secured Party, and such expenses shall bear interest at the rate of 18% per annum, compounded annually, from the date of such expenditure until paid.

     2.11 Secured Party shall be under no duty to exercise or to withhold the exercise, and shall not be responsible for any failure to exercise or for any delay in exercising, any of the rights, powers, and privileges expressly or implicitly granted to Secured Party under this Agreement. Furthermore, Secured Party shall not be required to take any steps necessary to preserve any rights of the Collateral against prior parties nor to protect, preserve or maintain any security interest given to secure the Collateral.

     2.12 Borrower irrevocably appoints Secured Party as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in Secured Party's reasonable discretion, to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, or otherwise to enforce the rights of Secured Party with respect to any of the Collateral, and Borrower ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable.

                                    ARTICLE 3
                                EVENTS OF DEFAULT

     The occurrence of any of the following events shall constitute an "Event of Default":

     3.1 Any failure or neglect to observe or perform any of the terms, provisions, promises, agreements or covenants of this Agreement; or any failure of Borrower to pay any sum due under the Obligations secured by this Agreement, at the time such sum shall become due and payable; or

     3.2 If any warranty, representation or statement by Borrower contained in this Agreement shall be or shall prove to have been false when made or furnished.

                                    ARTICLE 4
                            SECURED PARTY'S REMEDIES

     Upon the occurrence of any Event of Default, Secured Party shall have the following rights and remedies:

     4.1 Secured Party may, at its option, declare all or any part of the Obligations immediately due and payable, and Secured Party may, without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, may enter upon the real property where the Collateral may be located. Secured Party may require Borrower to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party.

     4.2 Secured Party may pursue any legal remedy available to collect all sums secured by this Agreement and to enforce its title in and right to possession of the Collateral, and to enforce any and all other rights or remedies available to it, and no such action shall operate as a waiver of any other right or remedy of Secured Party under the terms of this Agreement, or under the laws of Arizona.

     4.3 Borrower waives all rights or privileges it might otherwise have to require Secured Party to proceed against or exhaust the Collateral or to pursue any other remedy available to Secured Party in any particular manner or order under the legal or equitable doctrine or principle of marshalling and/or suretyship and further agrees that Secured Party may proceed against any or all of the Collateral encumbered by this Agreement in the event of default in such order and manner as Secured Party in its sole discretion may determine.

     4.4 Secured Party, upon obtaining possession of all or any part of the Collateral, may sell the same at public or private sale either with or without having such Collateral at the place of sale. The proceeds of any such sale of all or any part of the Collateral, after deducting all expenses of Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorney's fees) shall be applied to the payment, first to interest and then to principal, of the Obligations and any other indebtedness or liability of Borrower to Secured Party which is secured by this Agreement, and any surplus remaining shall be paid to Borrower, or any other person that may be legally entitled to receive the surplus.

     4.5 At any sale, public or private, of all or any part of the Collateral made in the enforcement of the rights and remedies of Secured Party under this Agreement, Secured Party may, so far as may be lawful, purchase part or all of the Collateral offered at such sale.

     4.6 Secured Party shall give Borrower reasonable notice of any sale or other disposition of all or any part of the Collateral. Borrower agrees that notice and demand shall be conclusively deemed to be reasonable and effective if such notice is mailed by registered or certified mail, postage prepaid, to Borrower at least 10 days prior to such sale or other disposition.

     4.7 Secured Party shall have all the rights and remedies afforded a secured party under the UCC and all other legal or equitable remedies provided by the laws of the United States and the State of Arizona.

                                    ARTICLE 5
                            MISCELLANEOUS PROVISIONS

     5.1 No Event of Default under this Agreement shall be deemed to have been waived by Secured Party except by a writing to that effect signed on behalf of Secured Party and no waiver of any such Event of Default shall operate as a waiver of any other Event of Default on a future occasion, or as a waiver of that Event of Default after written notice thereof and demand by Secured Party for strict performance of this Agreement. Acceptance of partial or delinquent payments shall not constitute the waiver of any right of Secured Party. Time is of the essence of this Agreement. All rights, remedies and privileges of Secured Party under this Agreement shall be cumulative and not alternative.

     5.2 All notices or other communications required or permitted hereunder shall be in writing and may be given by overnight courier or by delivering the same in person to such party.
     If to Secured Party:

     Milestone Equity Partners Phoenix, LLC
     7600 E. Doubletree Ranch Rd.
     Suite 300
     Scottsdale, AZ 85258

     If to Borrower:

     DynaSig Corporation
     Richard Kim
     11445 E. Via Linda
     Suite 2 PMB 472
     Scottsdale, AZ 85259

Notice shall be deemed given and effective the day personally delivered and one business day after being sent by overnight courier, subject to signature verification. Any party may change the address for notice by notifying the other parties of such change in accordance with this Section.

     5.3 Subject to any express definitions set forth in this Agreement, all terms used in this Agreement shall have the meanings in and be construed under the UCC and all issues arising under this Agreement shall be governed by the laws of the State of Arizona. If any provision of this Agreement shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     5.4 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by the parties or by their authorized officers or agents.

     5.5 This Agreement shall inure to the benefit of Secured Party's successors and assigns and shall bind Borrower's successors and assigns.

     5.6 Should legal action be required to enforce any provision of this Agreement, the prevailing party shall be entitled to payment of its court costs and attorneys' fees.

     IN WITNESS WHEREOF, Borrower has executed this Agreement on date first written above.

     DYNASIG  CORPORATION

     By:   /s/ Richard C. Kim
           ------------------
     Name:  Richard C. Kim
            --------------
     Its:  President
           ---------

                                    EXHIBIT A
                            DESCRIPTION OF COLLATERAL

     All of Borrower's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising and however and wherever arising or located: all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which Borrower possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of Borrower, all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics, and all accessions, additions, substitutions, products and proceeds of the foregoing.